Exhibit 10.4
Delek Marketing & Supply, LP
Fourth Amendment to Amended and Restated Credit Agreement
This Fourth Amendment to Amended and Restated Credit Agreement (herein, this “Amendment”) is entered into as of August 23, 2012, by and among Delek Marketing & Supply, LP, a Delaware limited partnership (the “Borrower”), the Lenders party hereto and Fifth Third Bank, an Ohio banking corporation, as Administrative Agent and L/C Issuer.
Preliminary Statements
A.    The Borrower, the Lenders party thereto and Fifth Third Bank, as Administrative Agent and L/C Issuer, entered into a certain Amended and Restated Credit Agreement, dated as of December 19, 2007, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of October 17, 2008, by that Second Amendment to Amended and Restated Credit Agreement and Consent dated as of March 31, 2009 and by that Third Amendment to Amended and Restated Credit Agreement dated as of May 6, 2009 (as the same may be further amended, modified or supplemented from time to time, the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.
B.    The Borrower, the Lenders and Fifth Third Bank, as Administrative Agent and L/C Issuer, have agreed to amend the Credit Agreement, all under the terms and conditions set forth in this Amendment.
Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.	Amendment to Credit Agreement.
Upon satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be and hereby is amended as follows:
Section 1.1.    The definition of “Termination Date” in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:
“Termination Date” means December 19, 2013 or such earlier date on which the Commitments are terminated in whole pursuant to Section 2.9, 7.2 or 7.3 hereof.

Section 2.	Conditions Precedent.
The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:
(a)    The Borrower, the Lenders, and Fifth Third Bank, as Administrative Agent and L/C Issuer, shall have executed and delivered this Amendment.
(b)    The existing Guarantors shall have executed and delivered the Reaffirmation and Consent of Guarantors attached to this Amendment.

(c)    The Borrower shall have paid an amendment fee to each of the Lenders in an amount equal to 0.05% of the outstanding Loan and unfunded Commitment amount of each such Lender.
(d)    Delek Marketing - Big Sandy, LLC, a Texas limited liability company (“Delek Big Sandy”) shall have executed and delivered to the Administrative Agent an Assumption and Supplement to Guaranty Agreement substantially in the form of Exhibit A attached hereto.
(e)    Delek Big Sandy shall have executed and delivered to the Administrative Agent an Assumption and Supplemental Security Agreement substantially in the form of Exhibit B attached hereto.
(f)    Delek Crude Logistics, LLC, a Texas limited liability company (“Delek Crude”) shall have executed and delivered to the Administrative Agent a First Supplement to Assumption and Supplemental Security Agreement substantially in the form of Exhibit C attached hereto.
(g)    The Administrative Agent shall have received a membership certificate and transfer power in form and substance acceptable to the Administrative Agent with respect to Delek Crude's equity interests in Delek Big Sandy.
(h)    The Administrative Agent shall have received favorable written opinions of counsel to the Borrower and the Guarantors, including, without limitation, Delek Big Sandy, in form and substance acceptable to the Administrative Agent and its counsel.
(i)    The Administrative Agent shall have received copies of resolutions of the Borrower's and each Guarantor's Board of Directors (or similar governing body) authorizing the execution, delivery and performance of this Amendment and the other Loan Documents executed and delivered in connection herewith to which it is a party and the consummation of the transactions contemplated hereby and thereby, together with specimen signatures of the persons authorized to execute such documents on the Borrower's and each Guarantor's behalf, all certified in each instance by its Secretary, Assistant Secretary, Vice President, or Chief Financial Officer.
(j)    The Administrative Agent shall have received evidence of insurance required to be maintained under the Loan Documents including, without limitation, environmental insurance, naming the Administrative Agent as mortgagee and lender loss payee.
(k)    The Administrative Agent shall have received for each Lender copies of the certificates of good standing, or nearest equivalent in the relevant jurisdiction, for the Borrower and each Guarantor (dated no earlier than 30 days prior to the date hereof) from the office of the secretary of state or other appropriate governmental department or agency of the state of its formation, incorporation or organization, as applicable.
(l)    The Administrative Agent shall have received financing statement, tax, and judgment lien search results against the Property of Delek Big Sandy and Delek Crude, evidencing the absence of Liens on its Property except for Permitted Liens.
(m)    The Administrative Agent shall have received a mortgagee's title insurance commitment or title search in form and substance acceptable to the Administrative Agent on that certain real property owned by Delek Big Sandy in Upshur County, Texas (the “Big Sandy Terminal”), subject to no defects or objections that are unacceptable to the Administrative Agent.

(n)    The Administrative Agent shall have received a survey of the Big Sandy Terminal in form and substance acceptable to the Administrative Agent prepared by a licensed surveyor.
(o)    The Administrative Agent shall have received a flood determination report for the Big Sandy Terminal prepared for the Administrative Agent by a flood determination company selected by the Administrative Agent stating whether or not any portion of such property is in a federally designated flood hazard area.
(p)    The Administrative Agent shall have received certified copies of the acquisition documents pursuant to which (i) Delek Big Sandy acquired the Big Sandy Terminal from Sunoco Partners Marketing & Terminals L.P. and certain other assets from Sunoco Pipeline L.P. (the “Hopewell Pipeline”) and (ii) Delek Crude acquired certain assets from Plains Marketing, L.P. (the “Plains Pipeline”).
(q)    The Administrative Agent and its counsel shall be satisfied with the ongoing compliance of the Borrower and its Affiliates with the requirements set forth in the consent decree entered by the United States District Court for the Southern District of Texas on September 21, 2010, as a matter of United States v. Plains All American Pipline L.P., et. al., as amended.
(r)    Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.
Section 3.    Representations and Warranties.
The Borrower represents and warrants to the Lenders and Fifth Third Bank, as Administrative Agent and L/C Issuer, that (i) each of the representations and warranties set forth in Section 5 of the Credit Agreement, as amended hereby, is true and correct in all material respects on and as of the date of this Amendment after giving effect to this Amendment as if made on and as of the date hereof (except to the extent such representation relates and warrants relate to an earlier date, in which case they are true and correct in all material respects as of such date) and as if each reference therein to the Credit Agreement referred to the Credit Agreement as amended hereby; (ii) as of the date hereof, no Default and no Event of Default exists; and (iii) without limiting the effect of the foregoing, the Borrower's execution, delivery and performance of this Amendment has been duly authorized, and this Amendment has been executed and delivered by duly authorized officers of the Borrower.
Section 4.    Collateral.
The Borrower and the Guarantors have heretofore executed and delivered to the Administrative Agent the Collateral Documents and the Borrower hereby agrees that notwithstanding the execution and delivery of this Amendment, the Collateral Documents shall remain in full force and effect and shall secure the Obligations, Hedging Liability and Funds Transfer and Deposit Account Liability; and the rights and remedies of the Lenders under the Collateral Documents, obligations of the Borrower thereunder, and any liens or security interests created or provided for thereunder shall be and remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness that would be secured thereby prior to giving effect to this Amendment.

Section 5.    Post Closing Matters.
(a)    Within ninety (90) days of the date hereof, or such longer time as agreed to in writing by the Administrative Agent, in its sole discretion, the following conditions shall have been satisfied:
(i)    Delek Big Sandy shall have executed and delivered to the Administrative Agent a Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (the “Big Sandy Deed of Trust”) in form and substance acceptable to the Administrative Agent with respect to the Big Sandy Terminal and certain easement rights in connection with the Hopewell Pipeline located in Smith County and Upshur County, Texas.
(ii)    Delek Crude shall have executed and delivered to the Administrative Agent a Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing in form and substance acceptable to the Administrative Agent with respect to certain easement rights in connection with the Plains Pipeline located in Gregg County, Smith County, and Rusk County, Texas.
(iii)    The Administrative Agent shall have received a mortgagee's title insurance policy (or binding commitment therefore) in form and substance acceptable to the Administrative Agent, in an aggregate amount equal to $6,000,000.00, insuring the Lien of the Big Sandy Deed of Trust to be a valid first priority Lien on the Big Sandy Terminal subject to no defects or objections that are unacceptable to the Administrative Agent, together with such endorsements as the Administrative Agent may require.
(iv)    The Administrative Agent shall have received a report of independent firm of environmental engineers acceptable to the Administrative Agent concerning the environmental hazards and matters with respect to the Big Sandy Terminal, together with a reliance letter acceptable to the Administrative Agent.
(b)    Failure to satisfy any condition set forth in Section 5(a) shall constitute an Event of Default under the Credit Agreement.
Section 6.    Miscellaneous.
(a)    Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement or any other Loan Document, or in any certificate, letter or communication issued or made pursuant to or with respect to any Loan Document, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.
(b)    The Borrower agrees to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Administrative Agent.
(c)    This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each of which when so executed shall be an original but all of which shall constitute one and the same instrument. This Amendment shall be governed by the internal laws of the State of New York.
[Signature Pages to Follow]

In Witness Whereof, the parties hereto have caused their duly authorized officers to execute and deliver this Fourth Amendment to Amended and Restated Credit Agreement as of the date first set forth above.
“Borrower”
Delek Marketing & Supply, LP
By: Delek Marketing GP, LLC, its general
partner
By /s/ Andrew L. Schwarcz
Name Andy Schwarcz
Title Sr. Counsel, VP of Finance & Development and Assistant Secretary
By /s/ Gregory Intemann
Name Greg Intemann
Title VP and Treasurer

“Lenders”
Fifth Third Bank, an Ohio banking corporation, as a Lender, as L/C Issuer, and as Administrative Agent
By /s/ Jim Esinduy
Name Jim Esinduy
Title Vice President

First Tennessee Bank National Association, as a Lender
By /s/ James H. Moore, Jr.
Name James H. Moore, Jr.
Title Senior Vice President

First Guaranty Bank, as a Lender
By: /s/ Alton B. Lewis
Name: Alton B. Lewis
Title: Chief Executive Officer

Exhibit A
Assumption and Supplement to Guaranty Agreement
This Assumption and Supplement to Guaranty Agreement (the “Agreement”) is dated as of this 23rd day of August, 2012, made by Delek Marketing‑Big Sandy, LLC, a Texas limited liability company (the “New Guarantor”);
Witnesseth that:
Whereas, certain affiliates of Delek Marketing & Supply, LP, a Delaware limited partnership (the “Borrower”) have executed and delivered to the Administrative Agent for the Guaranteed Creditors that certain Amended and Restated Guaranty Agreement dated as of December 19, 2007 (such Amended and Restated Guaranty Agreement, as the same may from time to time be modified or amended, including supplements thereto which add or substitute parties as Guarantors thereunder, being hereinafter referred to as the “Guaranty”) pursuant to which such affiliates (the “Existing Guarantors”) have guaranteed to the Guaranteed Creditors, the full and prompt payment of, among other things, any and all indebtedness, obligations and liabilities of the Borrower arising under or relating to the Credit Agreement as defined therein; and
Whereas, the New Guarantor will directly and substantially benefit from credit and other financial accommodations extended and to be extended by the Guaranteed Creditors to the Borrower;
Now, therefore, for value received, and in consideration of advances made or to be made, or credit accommodations given or to be given, to the Borrower by the Guaranteed Creditors from time to time, the New Guarantor hereby agrees as follows:
1.    The New Guarantor acknowledges and agrees that it shall become a “Guarantor” party to the Guaranty effective upon the date of the New Guarantor's execution of this Agreement and the delivery of this Agreement to the Administrative Agent on behalf of the Guaranteed Creditors, and that upon such execution and delivery, all references in the Guaranty to the terms “Guarantor” or “Guarantors” shall be deemed to include the New Guarantor.
2.    The New Guarantor hereby assumes and becomes liable (jointly and severally with all the other Guarantors) for the indebtedness hereby guaranteed (as defined in the Guaranty) and agrees to pay and otherwise perform all of the obligations of a Guarantor under the Guaranty according to, and otherwise on and subject to, the terms and conditions of the Guaranty to the same extent and with the same force and effect as if the New Guarantor had originally been one of the Existing Guarantors under the Guaranty and had originally executed the same as such an Existing Guarantor.
3.    The New Guarantor acknowledges and agrees that, as of the date hereof, the New Guarantor makes each and every representation and warranty that is set forth in Section 15 of the Guaranty.
4.    All capitalized terms used in this Agreement without definition shall have the same meaning herein as such terms have in the Guaranty, except that any reference to the term “Guarantor” or “Guarantors” and any provision of the Guaranty providing meaning to such term shall be deemed a reference to the Existing

Guarantors and the New Guarantor. Except as specifically modified hereby, all of the terms and conditions of the Guaranty shall stand and remain unchanged and in full force and effect.
5.    The New Guarantor agrees to execute and deliver such further instruments and documents and do such further acts and things as the Administrative Agent or the Guaranteed Creditors may deem necessary or proper to carry out more effectively the purposes of this Agreement.
6.    No reference to this Agreement need be made in the Guaranty or in any other document or instrument making reference to the Guaranty, any reference to the Guaranty in any of such to be deemed a reference to the Guaranty as modified hereby.
7.    This Agreement shall be governed by and construed in accordance with the State of New York (without regard to principles of conflicts of law) in which state it shall be performed by the New Guarantor.
Delek Marketing‑Big Sandy, LLC
By
Name
Title
By
Name
Title

Address:
7102 Commerce Way
Brentwood, Tennessee 37027
Attention:
Telephone:    (___)
Facsimile:    (___)

Acknowledged and agreed as of the date first above written.
Fifth Third Bank, as Administrative Agent for the Guaranteed Creditors
By
Name
Title

Exhibit B
Assumption and Supplemental Security Agreement
This Agreement dated as of this 23rd day of August, 2012, from Delek Marketing‑Big Sandy, LLC, a Texas limited liability company (the “New Debtor”), to Fifth Third Bank, an Ohio banking corporation (“Fifth Third”), as administrative agent for the Secured Creditors (defined in the Security Agreement hereinafter identified and defined) (Fifth Third acting as such agent and any successor or successors to Fifth Third in such capacity being hereinafter referred to as the “Administrative Agent”).
Preliminary Statements
A.    Delek Marketing & Supply, LP (the “Borrower”) and certain other parties have executed and delivered to the Administrative Agent that certain Amended and Restated Security Agreement dated as of December 19, 2007 (such Amended and Restated Security Agreement, as the same may from time to time be amended, modified or restated, including supplements thereto which add additional parties as Debtors thereunder, being hereinafter referred to as the “Security Agreement”), pursuant to which the Borrower (the Borrower, and any other Debtors that have previously joined the Security Agreement, the “Existing Debtors”) and the other Existing Debtors, if any, have granted to the Administrative Agent for the benefit of the Secured Creditors a lien on and security interest in the Existing Debtors' Collateral (as such term is defined in the Security Agreement) to secure the Secured Obligations (as such term is defined in the Security Agreement).
B.    The Borrower provides the New Debtor with substantial financial, managerial, administrative, and technical support and the New Debtor will benefit, directly and indirectly, from credit and other financial accommodations extended by the Secured Creditors to the Borrower.
Now, therefore, for value received, and in consideration of advances made or to be made, or credit accommodations given or to be given, to the Borrower by the Secured Creditors from time to time, the New Debtor hereby agrees as follows:
1.    The New Debtor acknowledges and agrees that it shall become a “Debtor” party to the Security Agreement effective upon the date of the New Debtor's execution of this Agreement and the delivery of this Agreement to the Administrative Agent, and that upon such execution and delivery, all references in the Security Agreement to the terms “Debtor” or “Debtors” shall be deemed to include the New Debtor. Without limiting the generality of the foregoing, the New Debtor hereby repeats and reaffirms all grants (including the grant of a lien and security interest), covenants, agreements, representations, and warranties contained in the Security Agreement as amended hereby, each and all of which are and shall remain applicable to the Collateral from time to time owned by the New Debtor or in which the New Debtor from time to time has any rights. Without limiting the foregoing, in order to secure payment of the Secured Obligations, whether now existing or hereafter arising, the New Debtor does hereby grant to the Administrative Agent for the benefit of the Secured Creditors, and hereby agrees that the Administrative Agent has and shall continue to have for the benefit of the Secured Creditors a continuing lien on and security interest in, among other things, all of the New Debtor's Collateral (as such term is defined in the Security Agreement), including, without limitation, all of the New Debtor's Accounts, Chattel Paper, Instruments, Documents, General Intangibles Letter‑of‑Credit Rights, Supporting Obligations, Deposit Accounts, Investment Property, Inventory, Equipment, Fixtures, Commercial Tort Claims, and all of the other Collateral described in Section 2 of the Security Agreement, each and all of such granting clauses being incorporated herein by reference with the same force and effect as if set forth herein in their entirety except that all references in such clauses to the

Existing Debtors or any of them shall be deemed to include references to the New Debtor. Nothing contained herein shall in any manner impair the priority of the liens and security interests heretofore granted in favor of the Administrative Agent under the Security Agreement.
2.    Schedules A (Locations), Schedule B (Other Names), Schedule C (Intellectual Property Rights), Schedule D (Real Estate), Schedule E (Investment Property and Deposits), and Schedule F (Commercial Tort Claims) to the Security Agreement shall be supplemented by the information stated below with respect to the New Debtor:
Supplement to Schedule A

Name of Debtor (and State of Organization and Organizational Registration Number)	Chief Executive Office (and name of record owner of such location)	Additional Places of Business and Collateral Locations (and name of record owner of such locations)
Delek Marketing‑Big Sandy, LLC (Texas; 801542096)	7102 Commerce Way Brentwood, Tennessee 37027
3151 River Road
Big Sandy, Texas  75755

See Legal Descriptions attached to the Deeds of Trust, Assignment of Rents, Security Agreement and Fixture Filing by New Debtor in favor of Administrative Agent, to be recorded in Smith County, TX and Upshur County, TX, pursuant to that certain Fourth Amendment to Amended and Restated Credit Agreement, dated August 23, 2012 (the "Fourth Amendment"), between Borrower and Administrative Agent, and any easements and/or rights of way in connection with the Hopewell Pipeline (as defined in the Fourth Amendment).

Supplement to Schedule B

Name of Debtor	Prior Legal Names and Trade Names of Such Debtor
Delek Marketing‑Big Sandy, LLC	None.

Supplement to Schedule C
Intellectual Property Rights

None.

Supplement to Schedule D

Real Estate Legal Descriptions
See Legal Descriptions attached to the Deeds of Trust, Assignment of Rents, Security Agreement and Fixture Filing by Delek Marketing‑Big Sandy, LLC in favor of Administrative Agent, to be recorded in Smith County, TX and Upshur County, TX, pursuant to that certain Fourth Amendment to Amended and Restated Credit Agreement, dated August 23, 2012, between Borrower and Administrative Agent, and any easements and/or rights of way in connection with the Hopewell Pipeline.

Supplement to Schedule E

Investment Property and Deposits
New Debtor's deposit accounts maintained from time to time with the Administrative Agent and its Affiliates.

Supplement to Schedule F

Commercial Tort Claims
None.
3.    The New Debtor hereby acknowledges and agrees that the Secured Obligations are secured by all of the Collateral according to, and otherwise on and subject to, the terms and conditions of the Security Agreement to the same extent and with the same force and effect as if the New Debtor had originally been one of the Existing Debtors under the Security Agreement and had originally executed the same as such an Existing Debtor.
4.    All capitalized terms used in this Agreement without definition shall have the same meaning herein as such terms have in the Security Agreement, except that any reference to the term “Debtor” or “Debtors” and any provision of the Security Agreement providing meaning to such term shall be deemed a reference to the Existing Debtors and the New Debtor. Except as specifically modified hereby, all of the terms and conditions of the Security Agreement shall stand and remain unchanged and in full force and effect.
5.    The New Debtor agrees to execute and deliver such further instruments and documents and do such further acts and things as the Administrative Agent may deem necessary or proper to carry out more effectively the purposes of this Agreement.
6.    No reference to this Agreement need be made in the Security Agreement or in any other document or instrument making reference to the Security Agreement, any reference to the Security Agreement in any of such to be deemed a reference to the Security Agreement as modified hereby.

7.    This Agreement shall be governed by and construed in accordance with the State of New York (without regard to principles of conflicts of law).
Delek Marketing‑Big Sandy, LLC
By
Name
Title
By
Name
Title

Accepted and agreed to as of the date first above written.
Fifth Third Bank, as Administrative Agent
By
Name
Title

Exhibit C
First Supplement to Assumption and Supplemental Security Agreement
This Supplement (this “Supplement”) dated as of this 23rd day of August, 2012 from Delek Crude Logistics, LLC, a Texas limited liability company (the “Debtor”), to Fifth Third Bank (“Fifth Third”), as administrative agent for the Secured Creditors (defined in the Security Agreement hereinafter identified and defined) (Fifth Third acting as such agent and any successor or successors to Fifth Third in such capacity being hereinafter referred to as the “Administrative Agent”).
Preliminary Statements
A.    Delek Marketing & Supply, LP (the “Borrower”) has executed and delivered to the Administrative Agent that certain Amended and Restated Security Agreement dated as of December 19, 2007 (such Amended and Restated Security Agreement, as the same may from time to time be supplemented, amended, modified or restated, being hereinafter referred to as the “Security Agreement”), pursuant to which the Borrower and the other Debtors (as such term is defined in the Security Agreement) party thereto, if any, have granted to the Administrative Agent for the benefit of the Secured Creditors a lien on and security interest in the Collateral (as such term is defined in the Security Agreement) to secure the Secured Obligations (as such term is defined in the Security Agreement).
B.    Pursuant to that certain Assumption and Supplemental Security Agreement dated as of March 31, 2009 among the Debtor and the Administrative Agent (the “Supplemental Security Agreement”), the Debtor granted to the Administrative Agent, among other things, a continuing security interest in all of its personal property and fixtures.
C.    The Debtor wishes to update Schedules to the Security Agreement and the Administrative Agent is willing to do so on the terms and conditions set forth herein.
Now, Therefore, in consideration of the benefits accruing to the Debtor, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Schedules A, D and E to the Security Agreement are hereby supplemented by the information stated on the Annex attached hereto, with respect to the Debtor.
2.    In order to secure payment of the Secured Obligations, whether now existing or hereafter arising, the Debtor hereby repeats and reaffirms its grant to the Administrative Agent of a continuing lien on and security interest in the Collateral. The foregoing grant of a lien and security interest is in addition to and supplemental of and not in substitution for the grants already made under the Security Agreement, and nothing contained herein shall in any manner impair the priority of such liens and security interests.
3.    The Debtor hereby repeats and reaffirms all covenants, agreements, representations and warranties contained in the Security Agreement as supplemented hereby, each and all of which covenants, agreements, representations and warranties are and shall remain applicable to the Collateral and all the Secured Obligations.
4.    All capitalized terms used in this Supplement without definition shall have the same meaning herein as such terms have in the Security Agreement, except that any reference to the term “Collateral” and any provision of the Security Agreement providing meaning to such term shall be deemed to include the assets set forth in the Annex to this Supplement. Except as specifically modified hereby, all of the terms and conditions of the Security Agreement shall stand and remain unchanged and in full force and effect.
5.    The Debtor agrees to execute and deliver such further instruments and documents and do such further acts and things as the Administrative Agent may deem necessary or proper to carry out more effectively the purposes of this Supplement.
6.    No reference to this Supplement need be made in the Security Agreement or in any other document or instrument making reference to the Security Agreement, any reference to the Security Agreement in any of such to be deemed a reference to the Security Agreement as modified hereby.
7.    The Debtor acknowledges that this Supplement shall be effective upon its execution and delivery by the Debtor to the Administrative Agent, and it shall not be necessary for the Administrative Agent to execute this Agreement or any other acceptance hereof or otherwise to signify or express its acceptance hereof.
8.    This Supplement shall be governed by and construed in accordance with the laws of the State of New York (without regard to principles of conflicts of law).
Delek Crude Logistics, LLC
By
Name
Title
By
Name
Title

Annex to
First Supplement to Assumption and Supplemental Security Agreement
Supplement to Schedule A

Additional Places of Business and Collateral Locations (and name of record owner of such locations)

See Legal Descriptions attached to the Deeds of Trust, Assignment of Rents, Security Agreement and Fixture Filing by New Debtor in favor of Administrative Agent, to be recorded in Gregg County, TX, Smith County, TX and Rusk County, TX, pursuant to that certain Fourth Amendment to Amended and Restated Credit Agreement, dated August 23, 2012 (the "Fourth Amendment"), between Borrower and Administrative Agent, and any easements and/or rights of way in connection with the Plains Pipeline (as defined in the Fourth Amendment).

Supplement to Schedule D

Real Estate Legal Descriptions
Descriptions of easements and/or rights of way attached to the Deeds of Trust, Assignment of Rents, Security Agreement and Fixture Filing by New Debtor in favor of Administrative Agent, to be recorded in Gregg County, TX, Smith County, TX and Rusk County, TX, pursuant to that certain Fourth Amendment to Amended and Restated Credit Agreement, dated August 23, 2012, between Borrower and Administrative Agent, and any easements and/or rights of way in connection with the Plains Pipeline.
Supplement to Schedule E

Investment Property and Deposits

Name of Entity	Jurisdiction of Organization	Certificate Number	Percentage of Equity Interest Owned by Debtor
Delek Marketing-Big Sandy, LLC	Texas	1	100%

Reaffirmation and Consent of Existing Guarantors
Delek Marketing & Supply, Inc. and Delek Marketing GP, LLC heretofore executed and delivered to the Administrative Agent, for the benefit of Lenders, an Amended and Restated Guaranty Agreement dated as of December 19, 2007, which Delek Crude Logistics, LLC joined by way of an Assumption and Supplement to Guaranty Agreement dated as of March 31, 2009 (collectively, the “Guaranty”). Each of the undersigned hereby consents to the Fourth Amendment to Amended and Restated Credit Agreement as set forth above (the “Amendment”) as of the date of such amendment and confirms that the Guaranty and all its obligations thereunder remain in full force and effect. The Borrower and the Guarantors have heretofore executed and delivered to the Administrative Agent the Collateral Documents and each of the undersigned hereby agree that notwithstanding the execution and delivery of the Amendment, the Collateral Documents shall remain in full force and effect and shall secure the Obligations, Hedging Liability and Funds Transfer and Deposit Account Liability; and the rights and remedies of the Lenders under the Collateral Documents, obligations of each of the undersigned thereunder, and any liens or security interests created or provided for thereunder shall be and remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness that would be secured thereby prior to giving effect to this Amendment. Each of the undersigned further agrees that its consent to any further amendments, waivers or consents in connection with the Credit Agreement shall not be required as a result of this consent having been obtained. Each of the undersigned acknowledges that the Lenders and Fifth Third Bank are relying on the assurances provided herein in entering into the Amendment.
This Reaffirmation and Consent of Existing Guarantors (this “Reaffirmation”) may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each of which when so executed shall be an original but all of which shall constitute one and the same instrument. This Reaffirmation shall be governed by the internal laws of the State of New York.

[Signature Page Follows]

Dated: August 23, 2012

“Guarantors”
Delek Marketing & Supply, Inc.
By /s/ Andrew L. Schwarcz
Name Andy Schwarcz
Title Sr. Counsel, VP of Finance & Development and Assistant Secretary
By /s/ Gregory Intemann
Name Greg Intemann
Title VP and Treasurer
Delek Marketing GP, LLC
By /s/ Andrew L. Schwarcz
Name Andy Schwarcz
Title Sr. Counsel, VP of Finance & Development and Assistant Secretary
By /s/ Gregory Intemann
Name Greg Intemann
Title VP and Treasurer
Delek Crude Logistics, LLC
By /s/ Andrew L. Schwarcz
Name Andy Schwarcz
Title Sr. Counsel, VP of Finance & Development and Assistant Secretary
By /s/ Gregory Intemann
Name Greg Intemann
Title VP and Treasurer